SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2001

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2001-4)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2001-4

On July 25, 2001, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2001-4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2001, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2001-4 relating to the distribution date of July 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2001


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 07/25/01


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        183,000,000.00    6.750000%     1,704,019.47  1,029,375.00    2,733,394.47      0.00       0.00
                        A2         18,024,130.00    6.750000%             0.00          0.00            0.00      0.00       0.00
                        A3         50,000,000.00    6.750000%             0.00    281,250.00      281,250.00      0.00       0.00
Residual                AR                100.00    6.750000%           100.00          0.56          100.56      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,991,000.00    6.750000%         2,293.67     16,824.38       19,118.05      0.00       0.00
                        B2          2,601,000.00    6.750000%         1,994.60     14,630.63       16,625.22      0.00       0.00
                        B3          1,431,000.00    6.750000%         1,097.37      8,049.37        9,146.75      0.00       0.00
                        B4            650,000.00    6.750000%           498.46      3,656.25        4,154.71      0.00       0.00
                        B5            521,000.00    6.750000%           399.53      2,930.63        3,330.16      0.00       0.00
                        B6            910,506.00    6.750000%           698.23      5,121.60        5,819.83      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        260,128,736.00     -            1,711,101.33  1,361,838.42    3,072,939.75     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        181,295,980.53              0.00
                                A2         18,125,515.73              0.00
                                A3         50,000,000.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,988,706.33              0.00
                                B2          2,599,005.40              0.00
                                B3          1,429,902.63              0.00
                                B4            649,501.54              0.00
                                B5            520,600.47              0.00
                                B6            909,807.77              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        258,519,020.40     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/01


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    183,000,000.00     6.750000% 32051DFX5     9.311582      5.625000    990.688418
                           A2     18,024,130.00     6.750000% 32051DFY3     0.000000      0.000000  1,005.625000
                           A3     50,000,000.00     6.750000% 32051DFZ0     0.000000      5.625000  1,000.000000
Residual                   AR            100.00     6.750000% 32051DGA4   1,000.000000    5.625000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,991,000.00     6.750000% 32051DGB2     0.766858      5.625000    999.233142
                           B2      2,601,000.00     6.750000% 32051DGC0     0.766858      5.625000    999.233142
                           B3      1,431,000.00     6.750000% 32051DGD8     0.766858      5.625000    999.233142
                           B4        650,000.00     6.750000% 32051DGE6     0.766858      5.625000    999.233142
                           B5        521,000.00     6.750000% 32051DGF3     0.766858      5.625000    999.233142
                           B6        910,506.00     6.750000% 32051DGG1     0.766858      5.625000    999.233142
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     260,128,736.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       258,519,020.41   258,519,020.41
Loan count                    615              615
Avg loan rate           7.380523%             7.38
Prepay amount        1,410,233.75     1,410,233.75

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        51,795.72        51,795.72
Sub servicer fees       83,605.26        83,605.26
Trustee fees             1,280.02         1,280.02


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.502590%           100.000000%            251,024,230.00
   -----------------------------------------------------------------------------
   Junior            3.497410%             0.000000%              9,097,524.14
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,072,939.75          3,072,939.75
Principal remittance amount            1,711,101.33          1,711,101.33
Interest remittance amount             1,361,838.42          1,361,838.42